Exhibit 99.2

IN THE COUNTY COURT AT LAW NO. 3,

DALLAS COUNTY, TEXAS

CITY of ST. CLAIR SHORES POLICE AND FIRE RETIREMENT SYSTEM, Individually and On Behalf of All Others Similarly Situated, v. AFFILIATED COMPUTER SERVICES, INC., et al.	No. CC-09-07377-C

— and —

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

In re ACS SHAREHOLDER LITIGATION	Consolidated C.A. No. 4940-VCP

STIPULATION

City of St. Clair Shores Police and Fire Retirement System, Mark Levy, Steward Large Cap Enhanced Index Fund, Edward Delgato, York County Employees Retirement Board, John Rahe and International Union of Operating Engineers Local 825 Pension Fund (collectively, the “Texas Plaintiffs”), who are the plaintiffs in the action captioned City of St. Clair Shores Police and Fire Retirement System v. Affiliated Computer Services, Inc., No. CC-09-07377-C, in the County Court at Law No. 3, Dallas County, Texas and all actions consolidated therewith (the “Texas Action”), and New Orleans Employees’ Retirement System, Sheet Metal Workers Local 28, Federated Kaufman Fund, Federated Kaufman Growth Fund, Federated Kaufman Fund II and Federated Max-Cap Index Fund (collectively, the “Delaware Plaintiffs”, and together with the Texas Plaintiffs, the “Plaintiffs”), who are the plaintiffs and class representatives in the action captioned In re ACS Shareholders Litigation, C.A. No. 4940-VCP, in the

Chancery Court of the State of Delaware and all actions consolidated therewith (the “Delaware Action”, and together with the Texas Action, the “Actions”), and Affiliated Computer Services, Inc. (“ACS”), Darwin Deason, Lynn R. Blodgett, Robert A. Druskin, Kurt R. Krauss, Ted B. Miller, Paul E. Sullivan, Frank Varasano, Boulder Acquisition Corp. and Xerox Corporation (collectively, “Defendants”) hereby stipulate and agree as follows:

1. Capitalized terms used in this Stipulation have the same meanings ascribed to those terms in the Agreement and Plan of Merger, dated as of September 27, 2009, among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (the “Merger Agreement”), and the Voting Agreement by and between Xerox Corporation and Darwin Deason, dated as of September 27, 2009 (the “Voting Agreement”).

2. Xerox Corporation undertakes that:

(i) if the ACS Board of Directors determines that ACS has received a Superior Proposal, Xerox Corporation will not enforce any provision of the Voting Agreement, including, without limitation, § 2.1, that obliges Darwin Deason to vote any of the Covered Shares (a) in favor of the Merger or (b) against such Superior Proposal;

(ii) it will release Darwin Deason from the proxy granted under § 2.3 of the Voting Agreement in the event that the ACS Board of Directors determines that ACS has received a Superior Proposal;

(iii) it will not enforce any provision of the Merger Agreement, including, without limitation, § 4.02(d), that would have the effect of compelling ACS or its

Board of Directors to hold the Company Stockholders’ Meeting if the ACS Board of Directors (a) determines that ACS has received a Superior Proposal, and (b) makes a Company Adverse Recommendation Change as a result thereof; and

(iv) if (a) the ACS Board of Directors determines that ACS has received a Superior Proposal, and (b) a Company Adverse Recommendation Change occurs as a result thereof, then, at the request of the ACS Board of Directors, Xerox Corporation shall terminate the Merger Agreement pursuant to § 7.01(f)(i) of the Merger Agreement.

3. The Texas Plaintiffs (a) contemporaneously with the execution of this Stipulation, have withdrawn their Motion for a Temporary and/or Permanent Injunction with prejudice, and (b) will stay prosecution of the Texas Action until agreed otherwise by the Defendants and ordered by the Court. All Plaintiffs agree that any further prosecution of the Actions, or any claims that could have been brought in the Actions, will proceed in the Delaware Action. Counsel for the Texas Plaintiffs may appear in the Delaware Action for that purpose.

4. The Plaintiffs in the Actions will not seek to enjoin or otherwise prevent the enforcement of the Challenged Provisions, as defined in the Stipulation and Order on Expedited Discovery and Expedited Proceedings on Plaintiff’s Motion for Temporary and/or Permanent Injunction, entered in the Texas Action on October 29, 2009. This Stipulation shall be without prejudice to any other right, remedy or defense of the parties in the Actions.

5. Except as explicitly set forth herein, neither Xerox Corporation nor ACS shall be deemed to make any undertaking with respect to the Merger Agreement or the Voting Agreement.

DATED: November 20, 2009	BARON & BUDD, P.C. BRUCE W. STECKLER Texas State Bar No. 00785039 KELLY REDDELL Texas State Bar No. 12618250

/S/ KELLY REDDELL

3102 Oak Lawn Avenue, Suite 1100 Dallas, TX 75219 Telephone: 214/521-3605 214/520-1181 (fax)

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP DARREN J. ROBBINS RANDALL J. BARON DAVID T. WISSBROECKER 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax)

Lead Counsel for the Texas Plaintiffs

VANOVERBEKE MICHAUD & TIMMONY, P.C. MICHAEL J. VANOVERBEKE THOMAS C. MICHAUD 79 Alfred Street Detroit, MI 48201 Telephone: 313/578-1200 313/578-1201 (fax)

By:	/S/ ORRIN HARRISON III	By:	/S/ BOB MOW

Orrin Harrison III

State Bar No. 09130700

M. Scott Barnard

State Bar No. 24001690

AKIN GUMP STRAUSS HAUER & FELD LLP

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Tel: (214) 969-2800 / Fax: (214) 969-4343

John D. Donovan, Jr. (pro hac vice pending)

Peter L. Welsh (pro hac vice pending)

ROPES & GRAY LLP

One International Place

Boston, Massachusetts 02110

Tel: (617) 951-7000 / Fax: (617) 951-7050

Attorneys for ACS Special Committee Members Kurt R. Krauss, Paul E. Sullivan, Ted B. Miller, Jr., and Frank Varasano

Bob Mow

State Bar No. 14607000

Bart Sloan

State Bar No. 00788430

K&L GATES

1717 Main Street, Suite 2800

Dallas, Texas 75201

Tel: (214) 939-5500 / Fax: (214) 939-5849

Peter E. Kazanoff (pro hac vice pending)

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017

Tel: (212) 455-2000 / Fax: (212) 455-2502

Attorneys for Xerox Corporation and Boulder Acquisition Corp.

By:	/S/ ROBERT ELKIN	By:	/S/ MICHAEL P. LYNN

Lewis T. LeClair

State Bar No. 12072500

Robert Elkin

State Bar No. 06522600

McKOOL SMITH P.C.

300 Crescent Court, Suite 1500

Dallas, Texas 75201

Tel: (214) 978-4000 / Fax: (214) 978-4044

Attorneys for Darwin Deason

Michael P. Lynn

State Bar No. 12738500

Trey Cox

State Bar No. 24003722

LYNN TILLOTSON PINKER & COX, LLP

2100 Ross Avenue, Suite 2700

Dallas, Texas 75201

Tel: (214) 981-3800 / Fax: (214) 981-3839

Francis P. Barron (pro hac vice pending)

Gary A. Bornstein (pro hac vice pending)

CRAVATH, SWAINE & MOORE LLP

Worldwide Plaza

825 Eighth Avenue

New York, New York 10019

Tel: (212) 474-1000 / Fax: (212) 474-3700

Attorneys for Lynn R. Blodgett, Robert Allen Druskin and Affiliated Computer Services, Inc.

Of Counsel:	By:	/S/ CYNTHIA A. CALDER

Mark Lebovitch

Amy Miller

BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP

1285 Avenue of the Americas

New York, New York 10019

(212) 554-1400

Stephen Lowey

Thomas Skelton

LOWEY DANNENBERG COHEN & HART, P.C.

One North Broadway

White Plains, NY 10601-2310

(914) 997-0500

Jay W. Eisenhofer (#2864)

Stuart M. Grant (#2526)

Cynthia A. Calder (#2978)

GRANT & EISENHOFER, P.A.

1201 North Market Street

Wilmington, Delaware 18901

(302) 622-7000

Attorneys for Co-Lead Plaintiffs and Class Representatives New Orleans Employees’ Retirement System, the Federated Kaufman Fund, the Federated Kaufman Growth Fund, the Federated Kaufman Fund II and the Federated Max-Cap Index Fund

Of Counsel:	By:	/S/ KEVIN G. ABRAMS

John D. Donovan, Jr. Peter L. Welsh ROPES & GRAY LLP One International Place Boston, Massachusetts 02110 (617) 951-7000

Kevin G. Abrams (#2357)

Nathan A. Cook (#4841)

ABRAMS & BAYLISS LLP

20 Montchanin Road

Suite 200

Wilmington, Delaware 19807

(302) 778-1000

Attorneys for ACS Special Committee Members Kurt R. Krauss, Paul E. Sullivan, Ted B. Miller, Jr. and Frank Varasano

Of Counsel:	By:	/S/ RAYMOND J. DICAMILLO

Peter E. Kazanoff SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000

Raymond J. DiCamillo (#3188)

Harry Tashjian, IV (#4609)

RICHARDS, LAYTON & FINGER, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

(302) 651-7700

Attorneys for Xerox Corporation and Boulder Acquisition Corp.

Of Counsel:	By:	/S/ BRUCE L. SILVERSTEIN

Lewis T. LeClair Robert Elkin MCKOOL SMITH P.C. 300 Crescent Court, Suite 1500 Dallas, TX 75201 (214) 978-4000

David C. McBride (#408)

Bruce L. Silverstein (#2495)

YOUNG CONAWAY STARGATT & TAYLOR, LLP

1000 West Street – 17th Floor

P.O. Box 391

Wilmington, Delaware 19899-0391

(302) 571-6600

Attorneys for Darwin Deason

Of Counsel:	By:	/S/ SAMUEL T. HIRZEL

Francis P. Barron Gary A. Bornstein CRAVATH, SWAINE & MOORE LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019 (212) 474-1000

Kenneth J. Nachbar (#2067)

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

1201 North Market Street

P.O. Box 1347

Wilmington, Delaware 19899-1347

(302) 658-9200

Attorneys for Lynn R. Blodgett, Robert Allen Druskin and Affiliated Computer Services, Inc.

Dated: November 20, 2009